UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Tactical Opportunities Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 03/31/2018

Item 1 – Report to Stockholders

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Tactical Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2018	BlackRock Tactical Opportunities Fund

Investment Objective

BlackRock Tactical Opportunities Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed its reference benchmark (75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI All Country World Index (“ACWI”)). For the same period, the Fund also outperformed its cash benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

Fixed income positioning was the main positive contributor to returns over the period. An underweight position in U.S. bonds supported performance as U.S. inflation recovered from the weakness observed in the first half of 2017 and the Fed adopted a more hawkish tone. A cautious stance on Mexican bonds, given unattractive market pricing, further boosted returns. Additionally, an upbeat stance on Australian bonds contributed positively as inflation data there remained benign. Within equities, a positive view on Japanese stocks supported returns in late 2017 following the re-election of Prime Minister Abe.

Within equities, a cautious stance on U.S. equities weighed on returns as domestic stocks advanced, supported by positive economic momentum and progress on tax policy. A favorable view on Swedish equities further dampened performance.

Describe recent portfolio activity.

From a broad asset allocation perspective, the Fund reduced aggregate equity exposure early in the period as market pricing became less attractive and economic momentum showed signs of moderating. The Fund reduced fixed income exposure during the fourth quarter of 2017 as inflation showed signs of firming, supporting returns as bond yields rose sharply in early 2018. In terms of regional positioning, the Fund introduced an upbeat stance on European bonds during the period as Eurozone inflation slowed notably, increasing the probability that monetary policymakers would adopt a more dovish tone going forward. Within equities, the Fund introduced a negative view on Australia. Additionally, the Fund used the rally in Japanese stocks over the fourth quarter of 2017 as an opportunity to take profits and rotate assets into European equities.

The Fund held a higher allocation to cash as a means of reducing overall portfolio volatility. The cash position did not have a material impact on performance.

Derivative financial instruments, including futures contracts, swaps and forward foreign currency exchange contracts are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or currencies. During the period, the use of derivatives had a positive impact on Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period positioned with the expectation that the Fed will continue to tighten financial conditions while the European Central Bank will take a more measured approach to policy normalization. In this vein, the Fund held a preference for European assets (both stock and bonds) relative to U.S. assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TOP TEN HOLDINGS

Ten Largest Holdings	Percent of Total Investments (a)
U.S. Treasury Notes	21.5%
U.S. Treasury Bonds	7.8
Microsoft Corp.	1.3
Aflac, Inc.	1.0
Exxon Mobil Corp.	1.0
Prudential Financial, Inc.	0.9
Alphabet, Inc.	0.9
Apple, Inc.	0.8
JPMorgan Chase & Co.	0.8
Amazon.com, Inc.	0.8

(a)	Total investments exclude short-term securities.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Common Stocks	56%
U.S. Treasury Obligations	23
Money Market Funds	7
Other Interests	—	(a)
Asset-Backed Securities	—	(a)
Other Assets Less Liabilities	14

(a)	Representing less than 0.5% of the Fund’s net assets.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Tactical Opportunities Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.43%	11.33%	N/A	4.35%	N/A	4.49%	N/A
Service	6.40	11.16	N/A	4.04	N/A	4.20	N/A
Investor A	6.25	11.01	5.18%	4.02	2.91%	4.16	3.60%
Investor C	5.87	10.24	9.24	3.32	3.32	3.44	3.44
Class K	6.49	11.31	N/A	4.14	N/A	4.21	N/A
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index(c)	(0.43)	0.00	N/A	0.51	N/A	1.13	N/A
ICE BofAML 3 Month U.S. Treasury Bill Index(d)	0.64	1.11	N/A	0.34	N/A	0.34	N/A
75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI ACWI Index(e)	0.89	3.60	N/A	2.73	N/A	2.51	N/A
MSCI ACWI Index(f)	4.71	14.85	N/A	9.20	N/A	5.57	N/A

(a)	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.
(b)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(c)	A sub-index of the Bloomberg Barclays U.S. Treasury Index, which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury and includes a maturity constraint of at least one year and up to, but not including, three years until final maturity.
(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.
(e)	A customized weighted index comprised of 75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index and 25% MSCI ACWI.
(f)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value 10/01/17	Ending Account Value 03/31/18	Expenses Paid During the Period (b)	Beginning Account Value 10/01/17	Ending Account Value 03/31/18	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,064.30	$4.58	$1,000.00	$1,020.49	$4.48	0.89%
Service	1,000.00	1,064.00	6.02	1,000.00	1,019.10	5.89	1.17
Investor A	1,000.00	1,062.50	6.07	1,000.00	1,019.05	5.94	1.18
Investor C	1,000.00	1,058.70	9.70	1,000.00	1,015.51	9.50	1.89
Class K	1,000.00	1,064.90	3.86	1,000.00	1,021.19	3.78	0.75

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Fund’s Class K Shares inception date of August 1, 2016, Class K Share performance shown is that of Investor A Shares. The performance of the Fund’s Class K Shares would be substantially similar to Investor A Shares because Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares because Class K Shares have lower expenses than the Investor A Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 0.0%
Knollwood CDO Ltd., Series 2004-1A, Class C, 4.36%, 01/10/39(a)(b)(c)	USD	155	$—

Total Asset-Backed Securities — 0.0% (Cost: $155,381)			—

		Shares
Common Stocks — 55.9%

Aerospace & Defense — 0.4%
Cobham plc(d)		42,301	72,894
Dassault Aviation SA		698	1,333,469
Meggitt plc		81,492	494,374
MTU Aero Engines AG		2,230	375,839

			2,276,576
Air Freight & Logistics — 0.3%
Deutsche Post AG (Registered)		16,109	705,563
FedEx Corp.		3,566	856,233
United Parcel Service, Inc., Class B		4,926	515,555

			2,077,351
Airlines — 0.6%
American Airlines Group, Inc.		13,478	700,317
Delta Air Lines, Inc.		16,452	901,734
Deutsche Lufthansa AG (Registered)		13,525	432,361
Singapore Airlines Ltd.		28,500	236,825
Southwest Airlines Co.		13,987	801,175
United Continental Holdings, Inc.(d)		7,398	513,939

			3,586,351
Auto Components — 1.8%
Aisin Seiki Co. Ltd.		7,900	431,126
Aptiv plc		7,558	642,203
Autoliv, Inc.		6,357	927,741
BorgWarner, Inc.		7,551	379,287
Bridgestone Corp.		54,500	2,397,665
Cie Generale des Etablissements Michelin SCA		13,320	1,971,929
Continental AG		3,085	852,112
Denso Corp.		2,800	154,012
Faurecia SA		2,551	206,417
GKN plc		52,411	339,720
Goodyear Tire & Rubber Co. (The)		2,414	64,164
Koito Manufacturing Co. Ltd.		9,600	670,409
Lear Corp.		2,026	377,018
Magna International, Inc.		6,163	347,149
Minth Group Ltd.		110,000	504,691
NGK Spark Plug Co. Ltd.		16,800	404,813
NOK Corp.		9,900	193,324
Stanley Electric Co. Ltd.		3,400	127,659
Sumitomo Electric Industries Ltd.		700	10,698
Sumitomo Rubber Industries Ltd.		7,200	132,749
Toyoda Gosei Co. Ltd.		7,300	169,065
Toyota Industries Corp.		2,000	120,909
Valeo SA		1,541	101,937
Yokohama Rubber Co. Ltd. (The)		10,700	247,987

			11,774,784
Automobiles — 0.4%
Honda Motor Co. Ltd.		18,500	640,407
Nissan Motor Co. Ltd.		57,600	594,555
Subaru Corp.		20,200	668,676
Toyota Motor Corp.		15,800	1,025,920

			2,929,558

Security	Shares	Value
Banks — 4.0%
Australia & New Zealand Banking Group Ltd.	30,190	$628,355
Banco Bilbao Vizcaya Argentaria SA	41,176	326,096
Banco Santander SA	133,981	876,956
Bank Hapoalim BM	10,273	70,647
Bank Leumi Le-Israel BM	13,741	83,002
Bank of America Corp.	88,879	2,665,481
Bank of East Asia Ltd. (The)	11,600	46,480
Bank of Nova Scotia (The)	11,770	725,010
BNP Paribas SA	4,735	351,151
BOC Hong Kong Holdings Ltd.	35,500	174,155
Chiba Bank Ltd. (The)	3,000	24,528
Citigroup, Inc.	38,660	2,609,550
Commerzbank AG(d)	7,268	94,356
Commonwealth Bank of Australia	9,658	540,093
Concordia Financial Group Ltd.	4,300	24,280
Danske Bank A/S	3,472	130,090
DBS Group Holdings Ltd.	17,200	363,304
DNB ASA	3,671	72,309
Hang Seng Bank Ltd.	7,300	169,613
HSBC Holdings plc	126,736	1,190,141
ING Groep NV	139,955	2,361,770
Japan Post Bank Co. Ltd.	11,900	161,494
JPMorgan Chase & Co.	36,281	3,989,822
Mitsubishi UFJ Financial Group, Inc.	134,600	894,500
Mizrahi Tefahot Bank Ltd.	1,325	25,382
Mizuho Financial Group, Inc.	238,400	434,455
National Australia Bank Ltd.	3,152	69,585
Nordea Bank AB	47,315	506,269
Oversea-Chinese Banking Corp. Ltd.	30,100	296,515
Resona Holdings, Inc.	18,000	96,749
Royal Bank of Canada	8,750	675,903
Skandinaviska Enskilda Banken AB, Class A	20,354	213,845
Sumitomo Mitsui Financial Group, Inc.	17,100	725,455
Sumitomo Mitsui Trust Holdings, Inc.	2,400	98,110
Suruga Bank Ltd.	1,200	16,841
Svenska Handelsbanken AB, Class A	24,514	306,838
Swedbank AB, Class A	13,309	299,058
Toronto-Dominion Bank (The)	7,917	449,266
UniCredit SpA(d)	50,836	1,062,530
United Overseas Bank Ltd.	12,800	269,340
Wells Fargo & Co.	34,305	1,797,925
Westpac Banking Corp.	9,473	209,822

		26,127,071
Beverages — 0.7%
Anheuser-Busch InBev SA	20,786	2,285,354
Brown-Forman Corp., Class B	1,245	67,728
Carlsberg A/S, Class B	458	54,683
Coca-Cola European Partners plc	24,821	1,034,043
PepsiCo, Inc.	12,402	1,353,678

		4,795,486
Biotechnology — 0.9%
AbbVie, Inc.	15,696	1,485,626
Alexion Pharmaceuticals, Inc.(d)	490	54,615
Amgen, Inc.	6,605	1,126,020
Biogen, Inc.(d)	975	266,975
Celgene Corp.(d)	11,286	1,006,824
CSL Ltd.	1,679	202,284
Gilead Sciences, Inc.	21,978	1,656,922
Vertex Pharmaceuticals, Inc.(d)	1,283	209,103

		6,008,369
Building Products — 0.0%
Daikin Industries Ltd.	1,600	177,749

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Capital Markets — 2.3%
Ameriprise Financial, Inc.	1,907	$282,122
Amundi SA(c)	20,253	1,626,463
Bank of New York Mellon Corp. (The)	13,060	672,982
Brookfield Asset Management, Inc., Class A	5,714	222,732
Charles Schwab Corp. (The)	976	50,967
Credit Suisse Group AG (Registered)(d)	19,558	328,477
Daiwa Securities Group, Inc.	10,000	64,359
Deutsche Bank AG (Registered)	4,711	65,721
Franklin Resources, Inc.	51,828	1,797,395
Goldman Sachs Group, Inc. (The)	5,861	1,476,151
Hong Kong Exchanges & Clearing Ltd.	11,300	372,189
Intercontinental Exchange, Inc.	6,278	455,280
Japan Exchange Group, Inc.	5,000	93,621
Kingston Financial Group Ltd.	38,000	17,094
Macquarie Group Ltd.	191	15,230
Moody’s Corp.	4,116	663,911
Morgan Stanley	12,124	654,211
MSCI, Inc.	7,885	1,178,571
Nomura Holdings, Inc.	36,900	215,176
Northern Trust Corp.	135	13,922
S&P Global, Inc.	10,418	1,990,463
SBI Holdings, Inc.	1,800	42,293
Schroders plc	7,558	339,114
Singapore Exchange Ltd.	7,500	42,341
State Street Corp.	5,872	585,614
Thomson Reuters Corp.	13,979	540,237
UBS Group AG (Registered)(d)	61,226	1,078,736

		14,885,372
Chemicals — 1.1%
Air Products & Chemicals, Inc.	2,883	458,484
BASF SE	2,221	225,248
Chemours Co. (The)	1,478	71,993
Croda International plc	21,699	1,393,973
DowDuPont, Inc.	30,499	1,943,091
Kuraray Co. Ltd.	1,000	17,338
LyondellBasell Industries NV, Class A	7,494	791,966
Mitsubishi Chemical Holdings Corp.	6,300	61,340
Nitto Denko Corp.	1,700	128,485
Novozymes A/S, Class B	1,775	92,407
Nutrien Ltd.	14,542	687,284
PPG Industries, Inc.	189	21,092
Shin-Etsu Chemical Co. Ltd.	9,700	1,011,799
Sumitomo Chemical Co. Ltd.	49,000	284,284
Taiyo Nippon Sanso Corp.	1,600	24,243
WR Grace & Co.	1,750	107,153

		7,320,180
Commercial Services & Supplies — 0.2%
Brambles Ltd.	113,470	875,746
Societe BIC SA	3,762	374,251

		1,249,997
Construction Materials — 0.7%
James Hardie Industries plc, CDI	27,371	485,770
Martin Marietta Materials, Inc.	5,748	1,191,560
Vulcan Materials Co.	26,346	3,007,923

		4,685,253
Consumer Finance — 0.1%
American Express Co.	6,091	568,168

Containers & Packaging — 1.1%
Avery Dennison Corp.	21,201	2,252,606
Ball Corp.	30,100	1,195,271
CCL Industries, Inc., Class B	9,354	472,219

Security	Shares	Value
Containers & Packaging (continued)
Crown Holdings, Inc.(d)	27,865	$1,414,149
International Paper Co.	1,676	89,549
Packaging Corp. of America	4,194	472,664
Sealed Air Corp.	16,191	692,813
WestRock Co.	12,326	790,959

		7,380,230
Distributors — 0.0%
Jardine Cycle & Carriage Ltd.	900	23,775
LKQ Corp.(d)	2,394	90,852

		114,627
Diversified Consumer Services — 0.0%
H&R Block, Inc.	10,196	259,080

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(d)	5,976	1,192,093
Eurazeo SA	30,082	2,769,853
Onex Corp.	958	69,094
ORIX Corp.	39,500	707,878
Wendel SA	18,305	2,854,338

		7,593,256
Diversified Telecommunication Services — 0.0%
Bezeq The Israeli Telecommunication Corp. Ltd.	19,657	25,194
HKT Trust & HKT Ltd.(e)	36,000	45,388
Singapore Telecommunications Ltd.	78,000	201,451
Spark New Zealand Ltd.	17,768	43,113

		315,146
Electric Utilities — 0.3%
Chubu Electric Power Co., Inc.	1,500	21,528
CK Infrastructure Holdings Ltd.	6,000	49,178
CLP Holdings Ltd.	15,500	158,038
Endesa SA	11,498	253,303
Enel SpA	39,163	239,647
FirstEnergy Corp.	2,526	85,909
Iberdrola SA	62,262	457,837
Kansai Electric Power Co., Inc. (The)	8,700	113,749
Mercury NZ Ltd.	6,393	14,948
PG&E Corp.	3,875	170,229
Power Assets Holdings Ltd.	13,000	116,134
Red Electrica Corp. SA	4,148	85,625

		1,766,125
Electrical Equipment — 0.1%
Mabuchi Motor Co. Ltd.	1,100	54,723
Mitsubishi Electric Corp.	7,700	124,975
Vestas Wind Systems A/S	5,750	411,424

		591,122
Electronic Equipment, Instruments & Components — 0.2%
Alps Electric Co. Ltd.	300	7,426
Hamamatsu Photonics KK	4,700	180,812
Hitachi Ltd.	41,000	298,628
Murata Manufacturing Co. Ltd.	900	124,229
Omron Corp.	11,900	695,633
TDK Corp.	400	35,636

		1,342,364
Energy Equipment & Services — 0.3%
Halliburton Co.	9,949	467,006
Schlumberger Ltd.	19,488	1,262,433
TechnipFMC plc	8,043	236,866

		1,966,305

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 0.1%
Ascendas REIT	23,500	$47,335
CapitaLand Commercial Trust	23,900	33,503
CapitaLand Mall Trust	23,900	38,044
Equinix, Inc.	1,014	423,994
Link REIT	21,000	180,006
Stockland	23,290	72,267
Suntec Real Estate Investment Trust	23,800	34,507

		829,656
Food & Staples Retailing — 0.7%
Alimentation Couche-Tard, Inc., Class B	19,228	860,697
CVS Health Corp.	3,242	201,685
Koninklijke Ahold Delhaize NV	56,536	1,339,673
Kroger Co. (The)	10,728	256,828
Seven & i Holdings Co. Ltd.	13,400	573,954
Walgreens Boots Alliance, Inc.	8,330	545,365
Walmart, Inc.	12,157	1,081,608

		4,859,810
Food Products — 3.1%
Ajinomoto Co., Inc.	17,200	312,356
Archer-Daniels-Midland Co.	39,328	1,705,655
Associated British Foods plc	12,718	444,641
Bunge Ltd.	1,794	132,648
Campbell Soup Co.	24,971	1,081,494
Conagra Brands, Inc.	20,054	739,591
General Mills, Inc.	36,789	1,657,712
Hershey Co. (The)	11,729	1,160,702
Hormel Foods Corp.	14,983	514,217
Ingredion, Inc.	3,946	508,718
JM Smucker Co. (The)	1,667	206,725
Kellogg Co.	16,648	1,082,286
Kikkoman Corp.	25,100	1,017,614
Kraft Heinz Co. (The)	2,316	144,264
McCormick & Co., Inc. (Non-Voting)	8,007	851,865
Mondelez International, Inc., Class A	84,621	3,531,234
Nestle SA (Registered)	32,754	2,588,926
Nissin Foods Holdings Co. Ltd.	1,500	104,071
Saputo, Inc.	15,656	502,484
Toyo Suisan Kaisha Ltd.	5,800	229,196
Tyson Foods, Inc., Class A	13,566	992,896
Wilmar International Ltd.	267,800	652,909

		20,162,204
Gas Utilities — 0.1%
Gas Natural SDG SA	1,286	30,694
Hong Kong & China Gas Co. Ltd.	79,650	164,140
Osaka Gas Co. Ltd.	900	17,900
Tokyo Gas Co. Ltd.	5,200	138,945

		351,679
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories	10,801	647,196
Baxter International, Inc.	6,633	431,410
BioMerieux	4,631	381,408
Boston Scientific Corp.(d)	9,164	250,361
Coloplast A/S, Class B	5,894	409,719
ConvaTec Group plc(c)	15,271	42,605
Danaher Corp.	3,980	389,682
Edwards Lifesciences Corp.(d)	1,516	211,512
Fisher & Paykel Healthcare Corp. Ltd.	5,423	51,950
Hoya Corp.	10,000	505,126
Koninklijke Philips NV	2,056	78,728
Medtronic plc	3,877	311,013
Olympus Corp.	4,900	187,372

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Smith & Nephew plc	800	$14,966
Terumo Corp.	1,800	93,621
Varian Medical Systems, Inc.(d)	328	40,229

		4,046,898
Health Care Providers & Services — 1.0%
Aetna, Inc.	2,990	505,310
Alfresa Holdings Corp.	4,200	94,839
Anthem, Inc.	2,463	541,121
Centene Corp.(d)	339	36,229
Cigna Corp.	2,602	436,459
Express Scripts Holding Co.(d)	1,150	79,442
HCA Healthcare, Inc.	14,673	1,423,281
Henry Schein, Inc.(d)	1,166	78,367
Humana, Inc.	1,497	402,439
McKesson Corp.	1,348	189,893
Medipal Holdings Corp.	500	10,435
Ryman Healthcare Ltd.	3,857	29,681
Suzuken Co. Ltd.	3,200	134,651
UnitedHealth Group, Inc.	10,669	2,283,166

		6,245,313
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	13,465	883,035
Chipotle Mexican Grill, Inc.(d)	813	262,688
Compass Group plc	58,822	1,201,084
Darden Restaurants, Inc.	767	65,387
Domino’s Pizza Enterprises Ltd.	7,496	241,539
Domino’s Pizza, Inc.	2,636	615,664
Galaxy Entertainment Group Ltd.	22,000	201,931
Hilton Worldwide Holdings, Inc.	4,092	322,286
Las Vegas Sands Corp.	5,184	372,730
Marriott International, Inc., Class A	5,616	763,664
McDonald’s Corp.	9,333	1,459,494
Melco Resorts & Entertainment Ltd., ADR	22,383	648,659
MGM China Holdings Ltd.	8,800	22,888
MGM Resorts International	4,807	168,341
Royal Caribbean Cruises Ltd.	7,472	879,753
Sands China Ltd.	23,200	126,076
Starbucks Corp.	31,728	1,836,734
Wyndham Worldwide Corp.	3,519	402,679
Wynn Macau Ltd.	14,400	52,779
Wynn Resorts Ltd.	2,203	401,739
Yum Brands, Inc.	7,912	673,549

		11,602,699
Household Durables — 0.1%
Panasonic Corp.	5,200	74,674
Sony Corp.	8,400	413,283
Techtronic Industries Co. Ltd.	58,500	343,342

		831,299
Household Products — 0.6%
Colgate-Palmolive Co.	11,611	832,276
Essity AB, Class B(d)	2,286	63,352
Procter & Gamble Co. (The)	37,509	2,973,714
Spectrum Brands Holdings, Inc.	249	25,821
Unicharm Corp.	5,000	144,218

		4,039,381
Independent Power and Renewable Electricity Producers — 0.1%
Meridian Energy Ltd.	11,922	24,659
Uniper SE	25,093	764,712

		789,371

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Industrial Conglomerates — 0.1%
3M Co.	2,568	$563,727
Toshiba Corp.(d)	46,000	134,170

		697,897
Insurance — 5.0%
Aflac, Inc.	117,859	5,157,510
AIA Group Ltd.	115,600	988,227
Allianz SE (Registered)	6,650	1,503,280
American International Group, Inc.	18,574	1,010,797
Aon plc	10,950	1,536,614
Assurant, Inc.	134	12,249
CNP Assurances	128,147	3,234,971
Dai-ichi Life Holdings, Inc.	17,800	328,614
Fairfax Financial Holdings Ltd.	640	324,419
Great-West Lifeco, Inc.	6,265	159,889
Japan Post Holdings Co. Ltd.	22,100	268,569
Lincoln National Corp.	1,822	133,115
Manulife Financial Corp.	47,711	885,821
Marsh & McLennan Cos., Inc.	287	23,703
MetLife, Inc.	38,915	1,785,809
MS&AD Insurance Group Holdings, Inc.	10,500	326,167
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,001	697,857
Poste Italiane SpA(c)	250,569	2,288,786
Power Corp. of Canada	4,800	109,536
Prudential Financial, Inc.	46,157	4,779,557
Prudential plc	6,961	173,946
Reinsurance Group of America, Inc.	617	95,018
Sompo Holdings, Inc.	8,300	334,432
Sony Financial Holdings, Inc.	800	14,608
Sun Life Financial, Inc.	22,557	926,372
Swiss Re AG	4,719	481,653
T&D Holdings, Inc.	10,400	165,424
Tokio Marine Holdings, Inc.	13,200	598,526
Travelers Cos., Inc. (The)	1,690	234,673
UnipolSai Assicurazioni SpA	689,996	1,640,632
Willis Towers Watson plc	3,526	536,622
XL Group Ltd.	23,603	1,304,302
Zurich Insurance Group AG(d)	1,999	659,395

		32,721,093
Internet & Direct Marketing Retail — 0.7%(d)
Amazon.com, Inc.	2,735	3,958,475
Booking Holdings, Inc.	204	424,399
Netflix, Inc.	980	289,443

		4,672,317
Internet Software & Services — 1.4%(d)
Alphabet, Inc., Class A	2,964	3,074,083
Alphabet, Inc., Class C	1,535	1,583,797
eBay, Inc.	3,467	139,512
Facebook, Inc., Class A	21,358	3,412,795
Shopify, Inc., Class A	1,088	135,389
VeriSign, Inc.	4,719	559,485

		8,905,061
IT Services — 2.5%
Accenture plc, Class A	9,005	1,382,267
Automatic Data Processing, Inc.	5,373	609,728
CGI Group, Inc., Class A(d)	24,218	1,396,668
Cognizant Technology Solutions Corp., Class A	2,660	214,130
Computershare Ltd.	40,921	548,769
Fujitsu Ltd.	87,000	528,693
International Business Machines Corp.	19,900	3,053,257
Mastercard, Inc., Class A	18,005	3,153,756
NTT Data Corp.	45,800	481,255

Security	Shares	Value
IT Services (continued)
PayPal Holdings, Inc.(d)	5,832	$442,474
Sabre Corp.	3,319	71,193
Visa, Inc., Class A	26,819	3,208,089
Western Union Co. (The)	55,843	1,073,861

		16,164,140
Leisure Products — 0.1%
Hasbro, Inc.	4,671	393,765
Mattel, Inc.(d)	10,019	131,750

		525,515
Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	3,340	223,446
Illumina, Inc.(d)	478	113,009
IQVIA Holdings, Inc.(d)	2,685	263,425
Mettler-Toledo International, Inc.(d)	850	488,776
Thermo Fisher Scientific, Inc.	970	200,266
Waters Corp.(d)	3,398	675,013

		1,963,935
Machinery — 1.3%
Amada Holdings Co. Ltd.	23,800	289,300
ANDRITZ AG	10,161	568,183
Atlas Copco AB, Class A	34,477	1,497,398
Atlas Copco AB, Class B	3,524	137,597
CNH Industrial NV	13,902	171,787
Daifuku Co. Ltd.	500	29,644
Deere & Co.	127	19,726
FANUC Corp.	2,900	746,324
Hoshizaki Corp.	900	80,236
IHI Corp.	4,600	143,515
JTEKT Corp.	14,000	206,287
Kawasaki Heavy Industries Ltd.	6,500	209,752
Komatsu Ltd.	14,500	485,735
Kone OYJ, Class B	19,863	991,320
Kubota Corp.	27,900	491,810
Makita Corp.	4,600	227,857
MINEBEA MITSUMI, Inc.	19,100	410,683
NGK Insulators Ltd.	25,300	438,246
SMC Corp.	500	203,400
Sumitomo Heavy Industries Ltd.	1,500	57,311
THK Co. Ltd.	2,800	116,480
Volvo AB, Class B	9,073	166,076
WABCO Holdings, Inc.(d)	3,765	504,021
Yangzijiang Shipbuilding Holdings Ltd.	178,900	166,624

		8,359,312
Marine — 0.0%
Nippon Yusen KK	1,800	35,341

Media — 1.2%
CBS Corp. (Non-Voting), Class B	5,679	291,844
Charter Communications, Inc., Class A(d)	849	264,226
Comcast Corp., Class A	29,561	1,010,099
Discovery Communications, Inc., Class A(d)	14,299	306,428
I-CABLE Communications Ltd.(d)	12,579	322
Interpublic Group of Cos., Inc. (The)	1,126	25,932
Liberty Global plc, Class A(d)	13,385	419,084
Omnicom Group, Inc.	7,136	518,573
Pearson plc	63,837	673,027
ProSiebenSat.1 Media SE	2,099	72,702
Sky plc	15,740	286,658
Time Warner, Inc.	10,398	983,443
Twenty-First Century Fox, Inc., Class A	13,116	481,226
Viacom, Inc., Class B	6,123	190,180
Walt Disney Co. (The)	22,868	2,296,862

		7,820,606

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Metals & Mining — 1.0%
Antofagasta plc	82,420	$1,065,597
ArcelorMittal	16,985	539,483
Barrick Gold Corp.	35,534	442,675
BHP Billiton Ltd.	29,321	649,915
BHP Billiton plc	18,575	367,102
Fortescue Metals Group Ltd.	2,160	7,276
Freeport-McMoRan, Inc.(d)	26,183	460,035
Hitachi Metals Ltd.	11,900	139,858
Newcrest Mining Ltd.	31,200	470,577
Rio Tinto Ltd.	12,161	688,948
Rio Tinto plc	35,119	1,782,080
Teck Resources Ltd., Class B	670	17,255

		6,630,801
Multiline Retail — 0.4%
Dollar General Corp.	4,499	420,881
Kohl’s Corp.	5,199	340,587
Macy’s, Inc.	16,659	495,439
Nordstrom, Inc.	7,107	344,050
Target Corp.	13,794	957,717

		2,558,674
Multi-Utilities — 0.9%
AGL Energy Ltd.	224,363	3,760,466
E.ON SE	50,436	560,449
Engie SA	25,280	422,138
Innogy SE(c)	15,567	737,865
RWE AG(d)	11,737	290,118
Veolia Environnement SA	5,985	142,188

		5,913,224
Oil, Gas & Consumable Fuels — 2.9%
Anadarko Petroleum Corp.	3,021	182,499
BP plc	319,917	2,157,873
Cameco Corp.	11,384	103,471
Canadian Natural Resources Ltd.	18,842	592,309
Chevron Corp.	8,984	1,024,535
ConocoPhillips	14,168	840,021
Devon Energy Corp.	1,397	44,411
Enbridge, Inc.	10,695	336,369
Exxon Mobil Corp.	66,082	4,930,378
Hess Corp.	4,566	231,131
Idemitsu Kosan Co. Ltd.	1,000	38,261
Inpex Corp.	1,000	12,409
JXTG Holdings, Inc.	15,100	92,058
Longview Energy Co. (Acquired 08/13/04, cost $48,000)(a)(d)(f)	3,200	6,816
Lundin Petroleum AB(d)	8,415	212,587
Marathon Oil Corp.	12,395	199,931
Matador Resources Co.(d)	939	28,086
Neste OYJ	16,836	1,171,870
OMV AG	4,508	262,938
Phillips 66	2,391	229,345
Repsol SA	25,960	461,456
Royal Dutch Shell plc, Class A	21,017	664,947
Royal Dutch Shell plc, Class B	14,581	469,194
Showa Shell Sekiyu KK	10,200	138,852
Statoil ASA	36,443	862,532
TOTAL SA	18,538	1,062,592
TransCanada Corp.	8,608	355,986
Vermilion Energy, Inc.	11,449	369,148
Woodside Petroleum Ltd.	72,969	1,654,741

		18,736,746

Security	Shares	Value
Paper & Forest Products — 0.3%
Mondi plc	18,191	$488,939
Stora Enso OYJ, Class R	19,040	350,077
UPM-Kymmene OYJ(d)	12,486	462,904
West Fraser Timber Co. Ltd.	9,462	628,744

		1,930,664
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	9,069	1,357,811
Kao Corp.	1,100	82,581
Shiseido Co. Ltd.	8,000	513,736
Unilever NV, CVA	6,736	380,216
Unilever plc	6,763	375,093

		2,709,437
Pharmaceuticals — 3.4%
Astellas Pharma, Inc.	47,600	728,089
AstraZeneca plc	19,822	1,362,589
Bayer AG (Registered)	5,501	620,148
Bristol-Myers Squibb Co.	19,951	1,261,901
Chugai Pharmaceutical Co. Ltd.	1,700	86,306
Daiichi Sankyo Co. Ltd.	8,600	288,494
Eisai Co. Ltd.	2,000	128,773
Eli Lilly & Co.	24,884	1,925,275
GlaxoSmithKline plc	59,153	1,148,813
Hisamitsu Pharmaceutical Co., Inc.	500	38,652
Johnson & Johnson	19,927	2,553,645
Kyowa Hakko Kirin Co. Ltd.	900	19,546
Merck & Co., Inc.	43,473	2,367,974
Novartis AG (Registered)	26,986	2,182,651
Novo Nordisk A/S, Class B	28,949	1,423,881
Orion OYJ, Class B	9,465	289,748
Otsuka Holdings Co. Ltd.	900	45,144
Pfizer, Inc.	79,851	2,833,912
Roche Holding AG	8,651	1,984,515
Shionogi & Co. Ltd.	5,700	296,819
Sumitomo Dainippon Pharma Co. Ltd.	1,500	25,058
Takeda Pharmaceutical Co. Ltd.	6,800	331,577
Teva Pharmaceutical Industries Ltd., ADR	8,737	149,315
Valeant Pharmaceuticals International, Inc.(d)	2,213	35,230
Zoetis, Inc.	4,868	406,527

		22,534,582
Professional Services — 1.1%
Adecco Group AG (Registered)(d)	1,193	84,977
Equifax, Inc.	2,658	313,139
Experian plc	21,849	472,521
ManpowerGroup, Inc.	19,419	2,235,127
Nielsen Holdings plc	13,437	427,162
Recruit Holdings Co. Ltd.	41,200	1,032,621
RELX NV	92,535	1,918,149
Robert Half International, Inc.	11,928	690,512
SGS SA (Registered)	46	113,157

		7,287,365
Real Estate Management & Development — 0.3%
Azrieli Group Ltd.	405	19,469
CapitaLand Ltd.	24,400	66,819
City Developments Ltd.	3,900	38,860
CK Asset Holdings Ltd.	24,500	206,757
Daito Trust Construction Co. Ltd.	600	102,160
Daiwa House Industry Co. Ltd.	4,900	188,764
Hang Lung Group Ltd.	8,000	26,236
Hang Lung Properties Ltd.	19,000	44,594
Henderson Land Development Co. Ltd.	11,120	72,915
Hongkong Land Holdings Ltd.	11,200	77,381

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Real Estate Management & Development (continued)
Hysan Development Co. Ltd.	6,000	$31,841
Jones Lang LaSalle, Inc.	1,442	251,831
Kerry Properties Ltd.	6,000	27,132
New World Development Co. Ltd.	55,000	78,389
Sino Land Co. Ltd.	30,000	48,626
Sun Hung Kai Properties Ltd.	13,000	206,349
Swire Pacific Ltd., Class A	4,500	45,570
Swire Properties Ltd.	11,200	39,392
UOL Group Ltd.	4,600	30,161
Wharf Holdings Ltd. (The)	11,000	38,085
Wharf Real Estate Investment Co. Ltd.(d)	11,000	71,900
Wheelock & Co. Ltd.	7,000	51,345

		1,764,576
Road & Rail — 0.3%
Central Japan Railway Co.	500	95,421
CSX Corp.	9,800	545,958
Union Pacific Corp.	7,848	1,055,007

		1,696,386
Semiconductors & Semiconductor Equipment — 0.7%
Applied Materials, Inc.	40,066	2,228,070
KLA-Tencor Corp.	6,242	680,441
Lam Research Corp.	7,288	1,480,630

		4,389,141
Software — 3.2%
Activision Blizzard, Inc.	14,232	960,091
Adobe Systems, Inc.(d)	10,510	2,271,001
ANSYS, Inc.(d)	7,703	1,206,983
Autodesk, Inc.(d)	4,880	612,830
BlackBerry Ltd.(d)	7,040	80,927
Cadence Design Systems, Inc.(d)	22,307	820,228
Check Point Software Technologies Ltd.(d)	3,243	322,160
Citrix Systems, Inc.(d)	5,540	514,112
Constellation Software, Inc.	324	219,835
Dell Technologies, Inc., Class V(d)	284	20,792
Electronic Arts, Inc.(d)	7,790	944,460
Fortinet, Inc.(d)	12,912	691,825
Micro Focus International plc	21,542	300,804
Microsoft Corp.	71,606	6,535,480
Nintendo Co. Ltd.	1,200	533,128
Open Text Corp.	10,551	367,055
Oracle Corp.	42,011	1,922,003
Red Hat, Inc.(d)	3,810	569,633
salesforce.com, Inc.(d)	1,180	137,234
SAP SE	1,493	156,738
ServiceNow, Inc.(d)	1,395	230,803
Splunk, Inc.(d)	2,092	205,832
Symantec Corp.	816	21,094
Synopsys, Inc.(d)	2,488	207,101
Trend Micro, Inc.	1,900	112,046
Ubisoft Entertainment SA(d)	4,193	354,862
VMware, Inc., Class A(d)	4,053	491,507

		20,810,564
Specialty Retail — 0.2%
Fast Retailing Co. Ltd.	100	40,173
Gap, Inc. (The)	9,820	306,384
Hennes & Mauritz AB, Class B	2,361	35,271
Home Depot, Inc. (The)	299	53,294
L Brands, Inc.	3,774	144,205
Ross Stores, Inc.	3,499	272,852
Tiffany & Co.	2,927	285,851

		1,138,030

Security		Shares	Value
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.		24,755	$4,153,394
Brother Industries Ltd.		2,000	46,375
Canon, Inc.		14,100	511,524
Hewlett Packard Enterprise Co.		1,328	23,293

			4,734,586
Textiles, Apparel & Luxury Goods — 0.5%
adidas AG		482	117,269
Gildan Activewear, Inc.		2,542	73,418
Hanesbrands, Inc.		7,714	142,092
Hugo Boss AG		594	51,748
Michael Kors Holdings Ltd.(d)		1,090	67,667
NIKE, Inc., Class B		27,689	1,839,657
Ralph Lauren Corp.		5,152	575,994
VF Corp.		6,678	494,973

			3,362,818
Tobacco — 0.9%
British American Tobacco plc		24,010	1,387,943
Imperial Brands plc		24,310	827,744
Japan Tobacco, Inc.		13,300	379,941
Philip Morris International, Inc.		30,453	3,027,028
Swedish Match AB		7,910	358,463

			5,981,119
Trading Companies & Distributors — 0.8%
AerCap Holdings NV(d)		9,923	503,295
Ashtead Group plc		14,338	390,950
Brenntag AG		1,124	66,914
Bunzl plc		47,774	1,404,859
HD Supply Holdings, Inc.(d)		12,378	469,621
Mitsubishi Corp.		10,300	277,266
Mitsui & Co. Ltd.		18,500	318,346
Sumitomo Corp.		63,900	1,070,487
Toyota Tsusho Corp.		1,800	60,830
WW Grainger, Inc.		2,995	845,399

			5,407,967
Transportation Infrastructure — 0.1%
Atlantia SpA		25,689	796,009
Auckland International Airport Ltd.		8,874	39,377

			835,386
Wireless Telecommunication Services — 0.3%
Millicom International Cellular SA, SDR		639	43,730
StarHub Ltd.		5,700	10,034
Vodafone Group plc		662,031	1,811,337

			1,865,101
Total Common Stocks — 55.9% (Cost: $350,067,293)			365,701,214

		Beneficial Interest (000)
Other Interests — 0.0%(a)(d)(g)(h)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.	USD	300	—

			—

Total Other Interests — 0.0%			—

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
U.S. Treasury Obligations — 23.3%
U.S. Treasury Bonds, 8.75%, 08/15/20	USD	35,371	40,593,405
U.S. Treasury Notes:
3.63%, 08/15/19 - 02/15/20		81,702	83,465,442
2.00%, 01/31/20		28,253	28,118,755

Total U.S. Treasury Obligations — 23.3% (Cost: $154,382,456)			152,177,602

Total Long-Term Investments — 79.2% (Cost: $504,605,130)			517,878,816

		Shares
Short-Term Securities — 6.9%(i)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(j)		44,590,322	44,590,322
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.49%		273,762	273,762

Total Short-Term Securities — 6.9% (Cost: $44,864,084)			44,864,084

Total Investments — 86.1% (Cost: $549,469,214)			562,742,900
Other Assets Less Liabilities — 13.9%			90,867,337

Net Assets — 100.0%			$653,610,237

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Non-income producing security.
(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $6,816, representing less than 0.05% of its net assets as of period end, and an original cost of $48,000.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Annualized 7-day yield as of period end.

(j)	During the period ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/2018	Value at 03/31/2018	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	35,575,862	9,014,460	44,590,322	$44,590,322	$188,403		$85	$—
SL Liquidity Series, LLC, Money Market Series	219,299	(219,299)	—	—	30	(b)	—	—

				$44,590,322	$188,433		$85	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Exchange Index	173	04/20/18	$22,479	$(308,353)
CAC 40 10 Euro Index	429	04/20/18	27,209	(429,195)
IBEX 35 Index	140	04/20/18	16,488	(201,416)
OMXS30 Index	2,591	04/20/18	47,291	(729,195)
Hang Seng Index	195	04/27/18	37,332	(16,454)
Euro-Bund	808	06/07/18	158,506	2,152,974
Nikkei 225 Index	61	06/07/18	12,160	213,692
TOPIX Index	164	06/07/18	26,302	76,225
Australia 10 Year Bond	568	06/15/18	56,546	675,871
DAX Index	39	06/15/18	14,540	(233,662)
FTSE 100 Index	724	06/15/18	71,038	(1,145,538)
S&P 500 E-Mini Index	114	06/15/18	15,065	(577,222)
Long Gilt	398	06/27/18	68,582	951,983

				$429,710

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
MSCI Singapore Index	1,670	04/27/18	$49,585	$(164,584)
Euro-BTP	12	06/07/18	2,049	(44,216)
S&P/TSX 60 Index	100	06/14/18	14,065	113,157
DAX Index	27	06/15/18	10,066	49,386
FTSE/MIB Index	341	06/15/18	46,056	549,850
MSCI EAFE E-Mini Index	1,435	06/15/18	143,543	1,085,757
S&P 500 E-Mini Index	2,279	06/15/18	301,170	11,675,514
Canada 10 Year Bond	438	06/20/18	45,308	(779,772)
U.S. Treasury 10 Year Note	1,042	06/20/18	126,229	(1,339,513)
U.S. Treasury Ultra Bond	400	06/20/18	64,188	(2,652,373)
SPI 200 Index	676	06/21/18	74,454	3,217,368

				$11,710,574

				$12,140,284

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	4,328,000	USD	3,333,524	JP Morgan Chase Bank NA	06/20/18	$30,827
CZK	208,928,000	USD	10,158,063	Morgan Stanley & Co. International plc	06/20/18	6,632
GBP	1,963,000	USD	2,754,221	JP Morgan Chase Bank NA	06/20/18	9,024
GBP	200,000	USD	277,950	Morgan Stanley & Co. International plc	06/20/18	3,583
INR	242,073,000	USD	3,679,967	Citibank NA	06/20/18	6,977
INR	2,229,198,000	USD	33,855,750	Morgan Stanley & Co. International plc	06/20/18	96,518
KRW	9,508,815,000	USD	8,917,329	Bank of America NA	06/20/18	52,232
KRW	2,907,426,000	USD	2,731,439	Morgan Stanley & Co. International plc	06/20/18	11,104
MXN	167,374,000	USD	8,893,706	Morgan Stanley & Co. International plc	06/20/18	200,107
MYR	7,837,000	USD	2,000,053	Morgan Stanley & Co. International plc	06/20/18	21,283
THB	284,226,000	USD	9,100,182	BNP Paribas SA	06/20/18	13,454
USD	919,190	AUD	1,188,000	Citibank NA	06/20/18	6,566
USD	2,433,937	AUD	3,089,000	JP Morgan Chase Bank NA	06/20/18	60,961
USD	18,133,028	AUD	23,174,000	Morgan Stanley & Co. International plc	06/20/18	330,714
USD	2,553,834	BRL	8,373,000	Morgan Stanley & Co. International plc	06/20/18	34,785
USD	41,263,326	CAD	52,952,000	Morgan Stanley & Co. International plc	06/20/18	101,346
USD	468,860	CHF	442,000	Morgan Stanley & Co. International plc	06/20/18	3,394
USD	3,488,375	CZK	71,177,000	JP Morgan Chase Bank NA	06/20/18	25,496
USD	1,006,041	EUR	806,000	JP Morgan Chase Bank NA	06/20/18	8,449
USD	32,976,026	EUR	26,614,000	Morgan Stanley & Co. International plc	06/20/18	35,692
USD	3,100,892	GBP	2,183,000	JP Morgan Chase Bank NA	06/20/18	27,962
USD	1,180,079	JPY	124,869,000	JP Morgan Chase Bank NA	06/20/18	371
USD	77,970	NZD	107,000	BNP Paribas SA	06/20/18	661
USD	7,335,813	PLN	24,948,000	BNP Paribas SA	06/20/18	36,820
USD	4,621,056	PLN	15,776,000	JP Morgan Chase Bank NA	06/20/18	5,499
USD	16,140,280	SEK	131,971,000	BNP Paribas SA	06/20/18	241,035
USD	2,188,306	SEK	17,808,000	JP Morgan Chase Bank NA	06/20/18	42,881
USD	1,144,015	THB	35,502,000	JP Morgan Chase Bank NA	06/20/18	5,653
USD	1,984,878	ZAR	23,387,000	JP Morgan Chase Bank NA	06/20/18	30,452
ZAR	151,210,000	USD	12,623,450	BNP Paribas SA	06/20/18	13,003

						$1,463,481

AUD	2,995,000	USD	2,317,582	JP Morgan Chase Bank NA	06/20/18	(16,817)
BRL	35,538,000	USD	10,839,383	Morgan Stanley & Co. International plc	06/20/18	(147,639)
CAD	2,455,000	USD	1,916,065	JP Morgan Chase Bank NA	06/20/18	(7,682)
CHF	1,734,000	USD	1,851,464	JP Morgan Chase Bank NA	06/20/18	(25,407)
EUR	20,881,000	USD	26,063,181	JP Morgan Chase Bank NA	06/20/18	(218,620)
EUR	10,906,000	USD	13,513,058	Morgan Stanley & Co. International plc	06/20/18	(14,626)
GBP	1,292,000	USD	1,845,168	Citibank NA	06/20/18	(26,467)
INR	94,617,000	USD	1,448,072	JP Morgan Chase Bank NA	06/20/18	(6,988)
JPY	1,400,429,000	USD	13,244,557	JP Morgan Chase Bank NA	06/20/18	(13,910)
NOK	3,291,000	USD	423,286	Morgan Stanley & Co. International plc	06/20/18	(2,396)

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	2,476,000	USD	730,879	JP Morgan Chase Bank NA	06/20/18	$(6,480)
SEK	38,092,000	USD	4,690,763	JP Morgan Chase Bank NA	06/20/18	(101,618)
THB	23,239,000	USD	748,122	JP Morgan Chase Bank NA	06/20/18	(2,970)
USD	3,453,887	BRL	11,546,000	Morgan Stanley & Co. International plc	06/20/18	(19,772)
USD	635,414	CZK	13,069,000	Morgan Stanley & Co. International plc	06/20/18	(415)
USD	961,101	GBP	685,000	JP Morgan Chase Bank NA	06/20/18	(3,149)
USD	23,331,118	GBP	16,788,000	Morgan Stanley & Co. International plc	06/20/18	(300,745)
USD	933,457	INR	61,620,000	BNP Paribas SA	06/20/18	(5,060)
USD	3,823,598	INR	251,761,000	Morgan Stanley & Co. International plc	06/20/18	(10,901)
USD	1,979,052	JPY	209,643,000	JP Morgan Chase Bank NA	06/20/18	(1,564)
USD	16,168,072	JPY	1,716,689,000	Morgan Stanley & Co. International plc	06/20/18	(50,462)
USD	674,053	KRW	718,635,000	Bank of America NA	06/20/18	(3,827)
USD	3,663,210	KRW	3,893,955,000	Citibank NA	06/20/18	(9,916)
USD	15,377,259	KRW	16,368,016,000	Morgan Stanley & Co. International plc	06/20/18	(62,510)
USD	1,234,819	MXN	23,475,000	JP Morgan Chase Bank NA	06/20/18	(40,632)
USD	2,656,889	MXN	50,001,000	Morgan Stanley & Co. International plc	06/20/18	(59,779)
USD	2,609,791	MYR	10,156,000	Morgan Stanley & Co. International plc	06/20/18	(9,666)
USD	1,038,491	SGD	1,363,000	BNP Paribas SA	06/20/18	(2,964)
USD	508,077	ZAR	6,086,000	BNP Paribas SA	06/20/18	(523)
USD	1,533,355	ZAR	18,627,000	JP Morgan Chase Bank NA	06/20/18	(23,283)

						$(1,196,788)

	Net Unrealized Appreciation					$266,693

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.42%	Monthly	9/19/18	(a)	09/13/23	MXN	788,908	$117,575	$—	$117,575
28 day MXIBTIIE	Monthly	7.55%	Monthly	9/19/18	(a)	09/13/23	MXN	376,863	165,434	—	165,434
6 month LIBOR	Semi-Annual	1.46%	Semi-Annual	9/19/18	(a)	09/19/23	GBP	12,735	40,723	2,396	38,327
7.26%	Quarterly	3 month JIBAR	Quarterly	9/19/18	(a)	09/19/23	ZAR	1,590,811	(133,308)	—	(133,308)
2.62%	Annual	6 month WIBOR	Semi-Annual	9/19/18	(a)	09/19/23	PLN	603,151	(934,075)	—	(934,075)
6 month PRIBOR	Semi-Annual	1.76%	Annual	9/19/18	(a)	09/19/23	CZK	2,938,500	240,983	—	240,983
2.62%	Annual	6 month WIBOR	Semi-Annual	9/19/18	(a)	09/19/23	PLN	177,507	(272,778)	—	(272,778)
6 month PRIBOR	Semi-Annual	1.77%	Annual	9/19/18	(a)	09/19/23	CZK	2,938,500	329,989	—	329,989
0.78%	Annual	3 month STIBOR	Quarterly	9/19/18	(a)	09/19/23	SEK	487,000	(305,866)	9,522	(315,388)
6 month PRIBOR	Semi-Annual	1.76%	Annual	9/19/18	(a)	09/19/23	CZK	604,177	60,107	—	60,107
2.56%	Annual	6 month WIBOR	Semi-Annual	9/19/18	(a)	09/19/23	PLN	169,403	(128,413)	—	(128,413)
6 month LIBOR	Semi-Annual	1.50%	Semi-Annual	9/19/18	(a)	09/19/23	GBP	98,053	536,924	12,152	524,772
0.73%	Annual	3 month STIBOR	Quarterly	9/19/18	(a)	09/19/23	SEK	139,431	(53,562)	3,303	(56,865)
2.53%	Annual	6 month WIBOR	Semi-Annual	9/19/18	(a)	09/19/23	PLN	30,360	(7,596)	—	(7,596)
6 month Australian Bank Bill Rate	Semi-Annual	2.64%	Semi-Annual	9/19/18	(a)	09/19/23	AUD	132,163	195,564	6,897	188,667
6 month PRIBOR	Semi-Annual	1.76%	Annual	9/19/18	(a)	09/19/23	CZK	168,892	15,818	—	15,818
2.83%	Semi-Annual	3 month LIBOR	Quarterly	9/19/18	(a)	09/19/23	USD	132,226	(499,627)	—	(499,627)
3 month Canadian Bankers Acceptances	Semi-Annual	2.57%	Semi-Annual	9/19/18	(a)	09/19/23	CAD	106,529	491,216	—	491,216
2.90%	Semi-Annual	3 month LIBOR	Quarterly	9/19/18	(a)	09/21/23	USD	259,871	(1,804,708)	—	(1,804,708)
3 month Canadian Bankers Acceptances	Semi-Annual	2.55%	Semi-Annual	9/19/18	(a)	09/21/23	CAD	26	106	—	106
6 month EURIBOR	Semi-Annual	1.00%	Annual	9/19/18	(a)	09/21/23	EUR	348,671	10,758,750	7,902,690	2,856,060

									$8,813,256	$7,936,960	$876,296

(a)	Forward swap

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	7.90%	At Termination	Credit Suisse International	N/A		01/04/21	BRL	20,265	$(2,839)	$—	$(2,839)
1 day BZDIOVER	At Termination	8.15%	At Termination	Deutsche Bank AG	N/A		01/04/21	BRL	19,594	38,135	—	38,135
1 day BZDIOVER	At Termination	8.39%	At Termination	Deutsche Bank AG	N/A		01/04/21	BRL	58,223	238,724	—	238,724
1 day BZDIOVER	At Termination	10.50%	At Termination	Societe Generale SA	N/A		01/04/21	BRL	124,724	3,500,611	—	3,500,611
2.02%	Semi-Annual	6 month THBFIX	Semi-Annual	Bank of America NA	09/19/23	(a)	09/19/23	THB	613,165	5,878	—	5,878
3.98%	Quarterly	3 month KLIBOR	Quarterly	Bank of America NA	09/19/23	(a)	09/19/23	MYR	95,372	(27,105)	—	(27,105)
3.97%	Quarterly	1 Week CNREPOFI	Quarterly	Bank of America NA	09/19/23	(a)	09/19/23	CNY	167,090	(237,280)	—	(237,280)
3 month CD_KSDA	Quarterly	2.37%	Quarterly	Bank of America NA	09/19/23	(a)	09/19/23	KRW	37,875,752	151,716	—	151,716
3 month CD_KSDA	Quarterly	2.37%	Quarterly	BNP Paribas SA	09/19/23	(a)	09/19/23	KRW	112,621,487	470,920	—	470,920
6.72%	Semi-Annual	1 day MIBOR	Semi-Annual	BNP Paribas SA	09/19/23	(a)	09/19/23	INR	1,678,000	(31,140)	—	(31,140)
6.72%	Semi-Annual	1 day MIBOR	Semi-Annual	Citibank NA	09/19/23	(a)	09/19/23	INR	7,188,000	(137,890)	—	(137,890)
3.96%	Quarterly	3 month KLIBOR	Quarterly	Goldman Sachs Bank USA	09/19/23	(a)	09/19/23	MYR	176,071	(16,627)	—	(16,627)
6.71%	Semi-Annual	1 day MIBOR	Semi-Annual	JP Morgan Chase Bank NA	09/19/23	(a)	09/19/23	INR	3,234,905	(39,804)	—	(39,804)
3.97%	Quarterly	3 month KLIBOR	Quarterly	JP Morgan Chase Bank NA	09/19/23	(a)	09/19/23	MYR	95,372	(13,942)	—	(13,942)

										$3,899,357	$—	$3,899,357

(a)	Forward swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid/ (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index Future April 2018	TWD	6,569,042	Bank of America NA	04/18/18	TWD	6,569	$(2,231)	$—	$(2,231)
Taiwan Capitalization Weighted Stock Index Future April 2018	TWD	61,262,331	Bank of America NA	04/18/18	TWD	61,262	(19,150)	—	(19,150)
Taiwan Capitalization Weighted Stock Index Future April 2018	TWD	263,840,899	Bank of America NA	04/18/18	TWD	263,841	(126,244)	—	(126,244)
Taiwan Capitalization Weighted Stock Index Future April 2018	TWD	39,576,135	Bank of America NA	04/18/18	TWD	39,576	(18,936)	—	(18,936)
KOSPI 200 Index Future June 2018	KRW	6,535,261,125	Bank of America NA	06/14/18	KRW	6,535,261	160,652	—	160,652

							$(5,909)	$—	$(5,909)

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1D CDI	Overnight Brazil CETIP — Interbank Rate	0.02%
1D MIBOR	Moscow Interbank Offered Rate	9.39%
1W CNREPOFI	7 Day China Fixing Repo Rates	3.2%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	7.85%
3M BA	3 month Canadian Bankers Acceptances	1.73%
3M CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.65%
3M JIBAR	Johannesburg Interbank Average Rate	6.87%
3M KLIBOR	Kuala Lumpur Interbank Offered Rate	3.69%
3M LIBOR	London Interbank Offered Rate	2.31%
3M STIBOR	Stockholm Interbank Offered Rate	-0.36%

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund

Reference index		Reference rate
6M BBR	Australian Bank Bill Rate	2.18%
6M LIBOR	London Interbank Offered Rate	2.45%
6M PRIBOR	Prague Interbank Offered Rate	0.99%
6M THBFIX	6 month Thai Baht Interest Rate Fixing	1.7%
6M WIBOR	Warsaw Interbank Offered Rate	1.68%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps	$7,936,960	$—	$5,029,054	$(4,152,758)
OTC Derivatives	$—	$—	$4,566,636	$(673,188)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$16,980,949	$—	$3,780,828	$—	$20,761,777
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,463,481	—	—	1,463,481
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	5,029,054	—	5,029,054
Swaps — OTC
Unrealized appreciation on OTC swaps	—	—	160,652	—	4,405,984	—	4,566,636

	$—	$—	$17,141,601	$1,463,481	$13,215,866	$—	$31,820,948

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$3,805,619	$—	$4,815,874	$—	$8,621,493
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,196,788	—	—	1,196,788
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	4,152,758	—	4,152,758
Swaps — OTC
Unrealized depreciation on OTC swaps	—	—	166,561	—	506,627	—	673,188

	$—	$—	$3,972,180	$1,196,788	$9,475,259	$—	$14,644,227

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$(28,851,846)	$—	$16,892,035	$—	$(11,959,811)
Forward foreign currency exchange contracts	—	—	—	3,462,738	—	—	3,462,738
Swaps	—	—	974,097	—	18,924,573	—	19,898,670

	$—	$—	$(27,877,749)	$3,462,738	$35,816,608	$—	$11,401,597

Net Change In Unrealized Appreciation (Depreciation)
Future contracts	$—	$—	$12,401,219	$—	$(2,518,332)	$—	$9,882,887
Forward foreign currency exchange contracts	—	—	—	(1,071,677)	—	—	(1,071,677)
Swaps	—	—	(218,746)	—	(838,254)	—	(1,057,000)

	$—	$—	$12,182,473	$(1,071,677)	$(3,356,586)	$—	$7,754,210

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$446,575,993
Average notional value of contracts — short	$1,000,181,498
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$161,999,636
Average amounts sold — in USD	$118,042,558
Interest rate swaps:
Average notional value — pays fixed rate	$1,065,570,701
Average notional value — receives fixed rate	$1,253,163,824
Total return swaps:
Average notional value	$83,390,787

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$2,350,967	$—
Forward foreign currency exchange contracts	1,463,481	1,196,788
Swaps — Centrally cleared	4,174,726	—
Swaps — OTC(a)	4,566,636	673,188

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$12,555,810	$1,869,976
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,525,693)	—

Total derivative assets and liabilities subject to an MNA	$6,030,117	$1,869,976

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$370,478	$(370,478)	$—	$—	$—
BNP Paribas SA	775,893	(39,687)	—	(460,000)	276,206
Citibank NA	13,543	(13,543)	—	—	—
Deutsche Bank AG	276,859	—	—	(276,859)	—
JP Morgan Chase Bank NA	247,575	(247,575)	—	—	—
Morgan Stanley & Co. International plc	845,158	(678,911)	—	—	166,247
Societe Generale SA	3,500,611	—	—	(3,220,000)	280,611

	$6,030,117	$(1,350,194)	$—	$(3,956,859)	$723,064

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$434,773	$(370,478)	$—	$—	$64,295
BNP Paribas SA	39,687	(39,687)	—	—	—
Citibank NA	174,273	(13,543)	—	(160,730)	—
Credit Suisse International	2,839	—	—	—	2,839
Goldman Sachs Bank USA	16,627	—	—	—	16,627
JP Morgan Chase Bank NA	522,866	(247,575)	—	—	275,291
Morgan Stanley & Co. International plc	678,911	(678,911)	—	—	—

	$1,869,976	$(1,350,194)	$—	$(160,730)	$359,052

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable to the counterparty in the event of default.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For more information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$—	$2,276,576	$—	$2,276,576
Air Freight & Logistics	1,371,788	705,563	—	2,077,351
Airlines	2,917,165	669,186	—	3,586,351
Auto Components	2,737,562	9,037,222	—	11,774,784
Automobiles	—	2,929,558	—	2,929,558
Banks	12,912,957	13,214,114	—	26,127,071
Beverages	2,455,449	2,340,037	—	4,795,486
Biotechnology	5,806,085	202,284	—	6,008,369
Building Products	—	177,749	—	177,749
Capital Markets	10,584,558	4,300,814	—	14,885,372
Chemicals	4,081,063	3,239,117	—	7,320,180
Commercial Services & Supplies	374,251	875,746	—	1,249,997
Construction Materials	4,199,483	485,770	—	4,685,253
Consumer Finance	568,168	—	—	568,168
Containers & Packaging	7,380,230	—	—	7,380,230
Distributors	90,852	23,775	—	114,627
Diversified Consumer Services	259,080	—	—	259,080
Diversified Financial Services	1,261,187	6,332,069	—	7,593,256
Diversified Telecommunication Services	—	315,146	—	315,146
Electric Utilities	256,138	1,509,987	—	1,766,125
Electrical Equipment	—	591,122	—	591,122
Electronic Equipment, Instruments & Components	—	1,342,364	—	1,342,364
Energy Equipment & Services	1,966,305	—	—	1,966,305
Equity Real Estate Investment Trusts (REITs)	423,994	405,662	—	829,656
Food & Staples Retailing	2,946,183	1,913,627	—	4,859,810
Food Products	14,812,491	5,349,713	—	20,162,204
Gas Utilities	—	351,679	—	351,679
Health Care Equipment & Supplies	2,281,403	1,765,495	—	4,046,898
Health Care Providers & Services	5,975,707	269,606	—	6,245,313
Hotels, Restaurants & Leisure	9,756,402	1,846,297	—	11,602,699
Household Durables	—	831,299	—	831,299
Household Products	3,831,811	207,570	—	4,039,381
Independent Power and Renewable Electricity Producers	—	789,371	—	789,371
Industrial Conglomerates	563,727	134,170	—	697,897
Insurance	19,016,006	13,705,087	—	32,721,093
Internet & Direct Marketing Retail	4,672,317	—	—	4,672,317
Internet Software & Services	8,905,061	—	—	8,905,061
IT Services	14,605,423	1,558,717	—	16,164,140
Leisure Products	525,515	—	—	525,515
Life Sciences Tools & Services	1,963,935	—	—	1,963,935
Machinery	523,747	7,835,565	—	8,359,312
Marine	—	35,341	—	35,341
Media	6,787,897	1,032,709	—	7,820,606
Metals & Mining	919,965	5,710,836	—	6,630,801
Multiline Retail	2,558,674	—	—	2,558,674
Multi-Utilities	—	5,913,224	—	5,913,224
Oil, Gas & Consumable Fuels	9,467,620	9,262,310	6,816	18,736,746
Paper & Forest Products	628,744	1,301,920	—	1,930,664
Personal Products	1,357,811	1,351,626	—	2,709,437
Pharmaceuticals	11,533,779	11,000,803	—	22,534,582
Professional Services	3,665,940	3,621,425	—	7,287,365
Real Estate Management & Development	251,831	1,512,745	—	1,764,576
Road & Rail	1,600,965	95,421	—	1,696,386
Semiconductors & Semiconductor Equipment	4,389,141	—	—	4,389,141
Software	19,352,986	1,457,578	—	20,810,564
Specialty Retail	1,062,586	75,444	—	1,138,030
Technology Hardware, Storage & Peripherals	4,176,687	557,899	—	4,734,586
Textiles, Apparel & Luxury Goods	3,193,801	169,017	—	3,362,818
Tobacco	3,027,028	2,954,091	—	5,981,119
Trading Companies & Distributors	1,818,315	3,589,652	—	5,407,967
Transportation Infrastructure	—	835,386	—	835,386
Wireless Telecommunication Services	—	1,865,101	—	1,865,101
U.S. Treasury Obligations	—	152,177,602	—	152,177,602
Short-Term Securities	44,864,084	—	—	44,864,084

Total Investments	$270,683,897	$292,052,187	$6,816	$562,742,900

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Tactical Opportunities Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$16,980,949	$160,652	$—	$17,141,601
Foreign currency exchange contracts	—	1,463,481	—	1,463,481
Interest rate contracts	3,780,827	9,435,039	—	13,215,866
Liabilities:
Equity contracts	(3,805,619)	(166,561)	—	(3,972,180)
Foreign currency exchange contracts	—	(1,196,788)	—	(1,196,788)
Interest rate contracts	(4,815,874)	(4,659,385)	—	(9,475,259)

	$12,140,283	$5,036,438	$—	$17,176,721

(a)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

March 31, 2018

BlackRock Tactical Opportunities Fund

ASSETS
Investments at value — unaffiliated (cost — $504,878,892)	$518,152,578
Investments at value — affiliated (cost — $44,590,322)	44,590,322
Cash pledged:
Collateral — OTC derivatives	330,000
Futures contracts	54,387,000
Centrally cleared swaps	18,842,000
Foreign currency at value (cost — $19,098,766)	19,184,510
Receivables:
Capital shares sold	3,183,228
Dividends — affiliated	42,583
Dividends — unaffiliated	1,066,601
Interest — unaffiliated	846,917
From the Manager	12,272
Variation margin on futures contracts	2,350,967
Variation margin on centrally cleared swaps	4,174,726
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,463,481
OTC swaps	4,566,636
Prepaid expenses	197,700
Other assets	2,681

Total assets	673,394,202

LIABILITIES
Bank overdraft	7,731,252
Cash received as collateral for OTC derivatives	4,090,000
Payables:
Capital shares redeemed	4,977,310
Service and distribution fees	80,220
Administration fees	31,032
Investment advisory fees	288,480
Trustees’ and Officer’s fees	2,288
Other affiliates	46,401
Other accrued expenses	667,006
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,196,788
OTC swaps	673,188

Total liabilities	19,783,965

NET ASSETS	$653,610,237

NET ASSETS CONSIST OF
Paid-in capital	$626,604,188
Distributions in excess of net investment income	(6,537,448)
Accumulated net realized gain	2,776,866
Net unrealized appreciation (depreciation)	30,766,631

NET ASSETS	$653,610,237

NET ASSET VALUE
Institutional — Based on net assets of $185,061,165 and 12,430,641 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.89

Service — Based on net assets of $808,235 and 54,603 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.80

Investor A — Based on net assets of $239,974,505 and 16,232,832 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.78

Investor C — Based on net assets of $33,279,640 and 2,319,500 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.35

Class K — Based on net assets of $194,486,692 and 13,084,399 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.86

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statement of Operations  (unaudited)

Six Months Ended March 31, 2018

BlackRock Tactical Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$188,403
Dividends — unaffiliated	3,864,135
Interest — unaffiliated	990,437
Securities lending income — affiliated — net	30
Foreign taxes withheld	(156,522)

Total investment income	4,886,483

EXPENSES
Investment advisory	1,742,959
Service and distribution — class specific	473,401
Transfer agent — class specific	399,357
Administration	132,995
Professional	125,353
Registration	102,369
Custodian	63,611
Administration — class specific	63,375
Printing	63,122
Accounting services	37,980
Trustees and Officer	9,287
Miscellaneous	46,152

Total expenses	3,259,961
Less:
Administration fees waived — class specific	(9,339)
Fees waived and/or reimbursed by the Manager	(11,483)
Transfer agent fees waived and /or reimbursed — class specific	(13,849)

Total expenses after fees waived and/or reimbursed	3,225,290

Net investment income	1,661,193

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $(24,850) foreign capital gain tax)	27,082,185
Capital gain distributions from investment companies — affiliated	85
Forward foreign currency exchange contracts	3,462,738
Foreign currency transactions	2,023,052
Futures contracts	(11,959,811)
Swaps . . . . .	19,898,670

40,506,919

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(10,104,653)
Forward foreign currency exchange contracts	(1,071,677)
Foreign currency translations	(542,249)
Futures contracts	9,882,887
Swaps . . . . .	(1,057,000)

(2,892,692)

Net realized and unrealized gain	37,614,227

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,275,420

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Tactical Opportunities Fund
	Six Months Ended 03/31/2018 (unaudited)	Year Ended 09/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,661,193	$2,670,125
Net realized gain	40,506,919	5,726,583
Net change in unrealized appreciation (depreciation)	(2,892,692)	29,149,380

Net increase in net assets resulting from operations	39,275,420	37,546,088

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,569,603)	(3,834,174)
Service	(6,689)	(25,177)
Investor A	(1,907,243)	(3,675,643)
Investor B	(503)	—
Investor C	(218,265)	(315,743)
Class K	(1,723,712)	(899,292)

Decrease in net assets resulting from distributions to shareholders	(5,426,015)	(8,750,029)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions before capital contributions	12,137,652	(22,547,617)
Capital contribution	—	532,884 (b)

Net increase (decrease) in net assets derived from capital share transactions	12,137,652	(22,014,733)

NET ASSETS
Total increase in net assets	45,987,057	6,781,326
Beginning of period	607,623,180	600,841,854

End of period	$653,610,237	$607,623,180

Distributions in excess of net investment income, end of period	$(6,537,448)	$(2,772,626)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	See Note 11 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Institutional
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.11		$13.41	$14.20	$15.52	$15.95	$15.37

Net investment income(a)	0.05		0.09	0.07	0.06	0.04	0.19
Net realized and unrealized gain (loss)	0.85		0.82	(0.16)	(0.23)	1.04	1.19

Net increase (decrease) from investment operations	0.90		0.91	(0.09)	(0.17)	1.08	1.38

Distributions(b)
From net investment income	(0.12)		(0.23)	(0.51)	(0.35)	(0.20)	(0.22)
From net realized gain	—		—	(0.19)	(0.80)	(1.31)	(0.58)

Total distributions	(0.12)		(0.23)	(0.70)	(1.15)	(1.51)	(0.80)

Capital Contribution	—		0.02	—	—	—	—

Net asset value, end of period	$14.89		$14.11	$13.41	$14.20	$15.52	$15.95

Total Return(c)
Based on net asset value	6.43	%(d)	7.05%	(0.71)%	(1.27)%	7.02%	9.35%

Ratios to Average Net Assets(e)
Total expenses(f)	0.92	%(g)	0.92%	0.91%	0.84%	0.85%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89	%(g)	0.89%	0.87%	0.81%	0.82%	0.87%

Net investment income	0.65	%(g)	0.65%	0.49%	0.40%	0.28%	1.22%

Supplemental Data
Net assets, end of period (000)	$185,061		$189,242	$271,623	$265,521	$342,794	$132,007

Portfolio turnover rate	132%		257%	359%	295%	181%	192%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.05%	0.08%	0.11%	0.10%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	—	—	—	0.84%	0.85%	0.89%

(g)	Annualized.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Service
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.02		$13.34	$14.12	$15.44	$15.90	$15.31

Net investment income (loss)(a)	0.03		0.05	0.02	0.01	(0.01)	0.15
Net realized and unrealized gain (loss)	0.86		0.81	(0.14)	(0.23)	1.02	1.19

Net increase (decrease) from investment operations	0.89		0.86	(0.12)	(0.22)	1.01	1.34

Distributions(b)
From net investment income	(0.11)		(0.20)	(0.47)	(0.30)	(0.16)	(0.17)
From net realized gain	—		—	(0.19)	(0.80)	(1.31)	(0.58)

Total distributions	(0.11)		(0.20)	(0.66)	(1.10)	(1.47)	(0.75)

Capital Contribution	—		0.02	—	—	—	—

Net asset value, end of period	$14.80		$14.02	$13.34	$14.12	$15.44	$15.90

Total Return(c)
Based on net asset value	6.40	%(d)	6.66%	(0.95)%	(1.58)%	6.57%	9.06%

Ratios to Average Net Assets(e)
Total expenses(f)	1.24	%(g)	1.23%	1.24%	1.21%	1.21%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17	%(g)	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss)	0.36	%(g)	0.38%	0.17%	0.05%	(0.04)%	0.95%

Supplemental Data
Net assets, end of period (000)	$808		$828	$1,667	$1,703	$1,703	$1,774

Portfolio turnover rate	132%		257%	359%	295%	181%	192%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.05%	0.08%	0.11%	0.10%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	—	—	1.23%	1.17%	1.17%	1.23%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Investor A
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014		2013
Net asset value, beginning of period	$14.02		$13.33	$14.12	$15.43	$15.89		$15.30

Net investment income(a)	0.03		0.05	0.02	0.02	(0.00	)(b)	0.15
Net realized and unrealized gain (loss)	0.84		0.81	(0.15)	(0.22)	1.01		1.19

Net increase (decrease) from investment operations	0.87		0.86	(0.13)	(0.20)	1.01		1.34

Distributions(c)
From net investment income	(0.11)		(0.19)	(0.47)	(0.31)	(0.16)		(0.17)
From net realized gain	—		—	(0.19)	(0.80)	(1.31)		(0.58)

Total distributions	(0.11)		(0.19)	(0.66)	(1.11)	(1.47)		(0.75)

Capital Contribution	—		0.02	—	—	—		—

Net asset value, end of period	$14.78		$14.02	$13.33	$14.12	$15.43		$15.89

Total Return(d)
Based on net asset value	6.25	%(e)	6.66%	(1.02)%	(1.48)%	6.58%		9.09%

Ratios to Average Net Assets(f)
Total expenses(g)	1.19	%(h)	1.20%	1.21%	1.14%	1.16%		1.18%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.18	%(h)	1.20%	1.18%	1.11%	1.13%		1.14%

Net investment income	0.35	%(h)	0.37%	0.15%	0.11%	(0.00)%		0.98%

Supplemental Data
Net assets, end of period (000)	$239,974		$244,101	$271,941	$308,570	$350,131		$374,715

Portfolio turnover rate	132%		257%	359%	295%	181%		192%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.05%	0.08%	0.11%	0.10%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	—	1.20%	—	—	1.15%	—

(h)	Annualized.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Investor C
	Six Months Ended 03/31/2018 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.64		$12.95	$13.73	$15.06	$15.60	$15.02

Net investment income (loss)(a)	(0.03)		(0.05)	(0.07)	(0.08)	(0.10)	0.04
Net realized and unrealized gain (loss)	0.83		0.80	(0.15)	(0.22)	1.00	1.17

Net increase (decrease) from investment operations	0.80		0.75	(0.22)	(0.30)	0.90	1.21

Distributions(b)
From net investment income	(0.09)		(0.08)	(0.37)	(0.23)	(0.13)	(0.05)
From net realized gain	—		—	(0.19)	(0.80)	(1.31)	(0.58)

Total distributions	(0.09)		(0.08)	(0.56)	(1.03)	(1.44)	(0.63)

Capital Contribution	—		0.02	—	—	—	—

Net asset value, end of period	$14.35		$13.64	$12.95	$13.73	$15.06	$15.60

Total Return(c)
Based on net asset value	5.87	%(d)	5.99%	(1.70)%	(2.20)%	5.91%	8.29%

Ratios to Average Net Assets(e)
Total expenses(f)	1.89	%(g)	1.89%	1.90%	1.82%	1.84%	1.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.89	%(g)	1.89%	1.87%	1.79%	1.81%	1.83%

Net investment income (loss)	(0.36	)%(g)	(0.34)%	(0.54)%	(0.57)%	(0.68)%	0.28%

Supplemental Data
Net assets, end of period (000)	$33,280		$35,343	$54,050	$65,728	$74,467	$81,850

Portfolio turnover rate	132%		257%	359%	295%	181%	192%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.05%	0.08%	0.11%	0.10%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, for the year ended September 30, 2014, the ratio would have been 1.83%.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Class K
	Six Months Ended 03/31/2018 (unaudited)		Year Ended 09/30/2017	Period 08/01/2016 (a) to 09/30/2016
Net asset value, beginning of period	$14.08		$13.42	$13.41

Net investment income(b)	0.06		0.13	0.03
Net realized and unrealized gain (loss)	0.85		0.79	(0.02)

Net increase from investment operations	0.91		0.92	0.01

Distributions(c)
From net investment income	(0.13)		(0.26)	—

Net asset value, end of period	$14.86		$14.08	$13.42

Total Return(d)
Based on net asset value	6.49	%(e)	6.93%	0.07	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.75	%(g)	0.77%	0.78	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.77%	0.75	%(g)

Net investment income	0.82	%(g)	0.94%	1.20	%(g)

Supplemental Data
Net assets, end of period (000)	$194,487		$138,018	$200

Portfolio turnover rate	132%		257%	359	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/2018 (unaudited)	Year Ended 09/30/2017	Period 08/01/2016 to 09/30/2016
Investments in underlying funds	0.01%	0.01%	0.05%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Tactical Opportunities Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate NAV as the original shares held immediately prior to conversion. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares .	Yes	No	(a)	None
Investor C Shares. . . . . . . .	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (unaudited) (continued)

will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)    future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)    audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (unaudited) (continued)

the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater than $3 Billion	0.450

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”) collectively, the “Sub-Advisors”, each an affiliate of the Manager. The Manager pays each Sub-Advisor, for services it provides for that portion of the Fund for which it acts as sub-advisor, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C
Distribution Fees	—%	—%	0.75%
Service Fees	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor B (a)	Investor C	Total
Service and distribution Fees	$1,026	$301,687	$208	$170,480	$473,401

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as Administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million—$1 Billion	0.0400
$1 Billion—$2 Billion	0.0375
$2 Billion—$4 Billion	0.0350
$4 Billion—$13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2018, the Fund paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Total
$18,664	$83	$24,133	$5	$3,414	$17,076	$63,375

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$43,661	$385	$2,464	$46,510

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Total
$510	$27	$24,865	$258	$1,179	$136	$26,975

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Total
$152,325	$1,003	$221,329	$1,012	$23,390	$298	$399,357

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (unaudited) (continued)

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $2,499.

For the six months ended March 31, 2018, affiliates received CDSCs of $199 for Investor C Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in Fees waived and/or reimbursed by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended March 31, 2018, the amount waived was $11,483.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2018, there were no fees waived by the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor C	Class K
0.89%	1.17%	1.37%	2.14%	0.84%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through January 31, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2018, there were no fees waived and/or reimbursed by the Manager.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived and reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended March 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor B (a)	Total
Administration Fees Waived	$9,253	$82	$4	$9,339

	Institutional	Service	Investor B	Total
Transfer Agent Fees Waived and Reimbursed	$12,744	$198	$907	$13,849

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of:

(a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and

(b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the Fund may only make repayments to Manager of amounts waived and/or reimbursed by Manager if such repayments do not cause the Fund’s net expense ratios to exceed the Fund’s expense cap in place at time of waiver and/or reimbursement or the Fund’s current expense cap at time of such repayment.

On March 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30, 2019
	2018	2019	2020
Fund	$26,209	$5,695	$—
Institutional	60,494	68,322	39,763
Service	749	956	1,279
Investor A	12,294	11,235	1,311

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and this amount retained can never be less than 70% of the total of securities lending income plus the collected investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income and this amount retained can never be less than 70% of the total of securities lending income plus the collected investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in the Statement of Operations. For the six months ended March 31, 2018, the Fund paid BIM $1 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$664,059,825	$661,902,634
U.S Government Securities	$28,212,612	$—

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of September 30, 2017, the Fund had a capital loss carryforward available to offset future capital gains of $33,496,302, with no expiration date.

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$552,366,903

Gross unrealized appreciation	52,570,543
Gross unrealized depreciation	(25,017,825)

Net unrealized appreciation (depreciation)	$27,552,718

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (unaudited) (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/18		Year Ended 09/30/2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,103,793	$30,596,181	2,067,722	$28,436,546
Shares issued in reinvestment of distributions	92,038	1,335,481	188,795	2,539,291
Shares redeemed	(3,176,611)	(46,068,590)	(9,095,639)	(124,223,394)

Net decrease	(980,780)	$(14,136,928)	(6,839,122)	$(93,247,557)

Service
Shares sold	1,148	$16,769	12,791	$174,636
Shares issued in reinvestment of distributions	440	6,344	1,796	24,054
Shares redeemed	(6,034)	(87,315)	(80,521)	(1,103,477)

Net decrease	(4,446)	$(64,202)	(65,934)	$(904,787)

Investor A
Shares sold	112,606	$1,705,303	839,415	$11,455,345
Shares issued from conversion(a)	6,266	89,795	—	—
Shares issued in reinvestment of distributions	129,036	1,860,696	259,102	3,471,935
Shares redeemed	(1,420,517)	(20,472,180)	(4,093,371)	(55,530,594)

Net decrease	(1,172,609)	$(16,816,386)	(2,994,854)	$(40,603,314)

Investor B
Shares sold	4	$85	49	$880
Shares issued in reinvestment of distributions	35	501	—	—
Shares converted(a)	(6,323)	(89,795)	—	—
Shares redeemed	(273)	(4,268)	(97,138)	(1,300,210)

Net decrease	(6,557)	$(93,477)	(97,089)	$(1,299,330)

Investor C
Shares sold	75,225	$1,068,228	222,279	$2,944,548
Shares issued in reinvestment of distributions	15,240	213,665	17,804	232,700
Shares redeemed	(362,331)	(5,072,793)	(1,822,009)	(24,156,538)

Net decrease	(271,866)	$(3,790,900)	(1,581,926)	$(20,979,290)

Class K
Shares sold	3,474,635	$49,842,514	10,428,684	$143,321,982
Shares issued in reinvestment of distributions	118,907	1,721,775	66,676	895,456
Shares redeemed	(308,431)	(4,524,744)	(710,986)	(9,730,777)

Net increase	3,285,111	$47,039,545	9,784,374	$134,486,661

Total Net Increase (Decrease)	848,853	$12,137,652	(1,794,551)	$(22,547,617)

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

During the year ended September 30, 2017, the Fund recorded a reimbursement of $532,884 from an accounting agent, which is reflected as a capital contribution on the Statement of Changes, related to an operating error.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 19, 2018, the 364-day credit agreement to which the Trust, on behalf of the Fund, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

NOTES TO FINANCIAL STATEMENTS	39

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Trustee

Mark Stalnecker, Chair Elect of the Board(a) and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)	Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Sub-Advisers

BlackRock International Limited

Edinburgh, Scotland EH3 8BL

BlackRock Asset Management

North Asia Limited

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	41

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency Abbreviations		Portfolio Abbreviations

AUD	Australian Dollar	ADR	American Depositary Receipts
BRL	Brazilian Real	BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CAD	Canadian Dollar	CDI	Crest Depository Interests
CHF	Swiss Franc	CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association
CNY	Chinese Yuan	CDO	Collateralized Debt Obligation
CZK	Czech Koruna	CVA	Certification Van Aandelon (Dutch Certificate)
EUR	Euro	EURIBOR	Euro Interbank Offered Rate
GBP	British Pound	JIBAR	Johannesburg Interbank Average Rate
INR	Indian Rupee	KLIBOR	Kuala Lumpur Interbank Offered Rate
JPY	Japanese Yen	LIBOR	London Interbank Offered Rate
KRW	South Korean Won	MIBOR	Moscow Interbank Offered Rate
MXN	Mexican Peso	MXIBTIIE	Mexico Interbank TIIE 28-Day
MYR	Malaysia Ringgit	OTC	Over-The-Counter
NOK	Norwegian Krone	PRIBOR	Prague Interbank Offered Rate
NZD	New Zealand Dollar	STIBOR	Stockholm Interbank Offered Rate
PLN	Polish Zloty	S&P	Standard & Poor’s
SEK	Swedish Krona	SDR	Swedish Depositary Receipts
SGD	Singapore Dollar	WIBOR	Warsaw Interbank Offered Rate
THB	Thai Baht
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TO-3/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 1, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 1, 2018

4